                                                                  EXHIBIT (6)(b)

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                 BETWEEN THE CHARLES SCHWAB FAMILY OF FUNDS AND
                           CHARLES SCHWAB & CO., INC.

FUND                                                                    EFFECTIVE DATE
----                                                                    --------------
Schwab Money Market Fund                                                December 15, 1989

Schwab Government Money Fund                                            December 15, 1989

Schwab Municipal Money Fund                                             December 15, 1989

Schwab California Municipal Money Fund                                  November 5, 1990
(formerly Schwab California Tax-Exempt Money Fund)

Schwab U.S. Treasury Money Fund                                         November 5, 1991

Schwab Value Advantage Money Fund                                       February 7, 1992

Schwab Institutional Advantage Money Fund                               November 26, 1993

Schwab Retirement Money Fund                                            November 26, 1993

Schwab New York Municipal Money Fund                                    November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                    October 20, 1997

Schwab New Jersey Municipal Money Fund                                  January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                January 20, 1998

Schwab Florida Municipal Money Fund                                     February 16, 1998


                              THE CHARLES SCHWAB FAMILY OF FUNDS

                              By:      /s/ William J. Klipp
                                       ----------------------------------
                              Name:    William J. Klipp
                              Title:   Executive Vice President and
                                       Chief Executive Officer

                              CHARLES SCHWAB & CO., INC.

                              By:      /s/ Colleen M. Hummer
                                       ----------------------------------
                              Name:    Colleen M. Hummer
                              Title:   Senior Vice President